UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 25, 2016

Ciner Resources LP
(Exact Name of Registrant as Specified in Charter)

Delaware	001-36062	46-2613366
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation or organization)	File Number)	Identification No.)

Five Concourse Parkway
Suite 2500
Atlanta, Georgia	30328
(Address of principal executive office)	(Zip Code)

(770) 375-2300
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On May 25, 2016, Ciner Resources LP, a Delaware limited partnership (the “Partnership”), entered into a Second Amendment to Credit Agreement, First Amendment to Notes, First Amendment to Security Agreement and First Amendment to Fee Letter (the “Ciner Resources Second Amendment”) with each of the lenders listed on the respective signature pages thereof and Bank of America, N.A., as administrative agent, swing line lender and L/C issuer. The Ciner Resources Second Amendment amends the Credit Agreement, dated as of July 18, 2013, as amended, by and among the Partnership, the lenders party thereto and Bank of America, N.A., as administrative agent, swing line lender and L/C issuer (the “Ciner Resources Credit Agreement”).

In addition, on May 25, 2016, Ciner Wyoming LLC, a Delaware limited liability company (“Ciner Wyoming”), entered into a Second Amendment to Credit Agreement, First Amendment to Notes and First Amendment to Fee Letter (the “Ciner Wyoming Second Amendment” and, together with the Ciner Resources Second Amendment, collectively, the “Second Amendments”) with each of the lenders listed on the respective signature pages thereof and Bank of America, N.A., as administrative agent, swing line lender and L/C issuer. The Ciner Wyoming Second Amendment amends the Credit Agreement, dated as of July 18, 2013, as amended, by and among Ciner Wyoming, the lenders party thereto and Bank of America, N.A., as administrative agent, swing line lender and L/C issuer (the “Ciner Wyoming Credit Agreement” and, together with the Ciner Resources Credit Agreement, collectively, the “Credit Agreements”).

Among other things, the Second Amendments (i) amend the Credit Agreements by modifying the consolidated fixed charge coverage ratio (the ratio of consolidated cash flow to consolidated fixed charges, each as defined in the Credit Agreements) to be not less than 1.00 to 1.00 as of the end of any fiscal quarter and (ii) prohibits financial institutions from European Economic Area member countries from serving as loan parties under the Credit Agreements. The summary of the Second Amendments set forth in this Item 1.01 is not complete and is subject to and qualified in its entirety by reference to the full text of the Ciner Resources Second Amendment and the Ciner Wyoming Second Amendment, copies of which are attached hereto as Exhibit 10.1 and Exhibit 10.2, respectively, and are incorporated by reference in this Item 1.01.

Item 9.01 Financial Statements and Exhibits.
(d)      Exhibits.

Exhibit Number	Description
10.1
Second Amendment to Credit Agreement, First Amendment to Notes, First Amendment to Security Agreement and First Amendment to Fee Letter, dated as of May 25, 2016, among Ciner Resources LP, as borrower, Bank of America, N.A., as administrative agent, swing line lender and l/c issuer, and the other lenders party thereto.

10.2
Second Amendment to Credit Agreement, First Amendment to Notes and First Amendment to Fee Letter, dated as of May 25, 2016, among Ciner Wyoming LLC, as borrower, Bank of America, N.A., as administrative agent, swing line lender and l/c issuer, and the other lenders party thereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 25, 2016	CINER RESOURCES LP

	By:	Ciner Resource Partners LLC,
its General Partner

	By:	/s/ Nicole C. Daniel
Nicole C. Daniel
Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description
10.1
Second Amendment to Credit Agreement, First Amendment to Notes, First Amendment to Security Agreement and First Amendment to Fee Letter, dated as of May 25, 2016, among Ciner Resources LP, as borrower, Bank of America, N.A., as administrative agent, swing line lender and l/c issuer, and the other lenders party thereto.

10.2
Second Amendment to Credit Agreement, First Amendment to Notes and First Amendment to Fee Letter, dated as of May 25, 2016, among Ciner Wyoming LLC, as borrower, Bank of America, N.A., as administrative agent, swing line lender and l/c issuer, and the other lenders party thereto.